UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2009
K12 Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(703) 483-7000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2009, K12 Inc. issued a press release reporting results for its third quarter of fiscal year 2009 and the nine months ended March 31, 2009. A copy of this release is attached and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Press Release dated May 8, 2009 of K12 Inc.

Disclaimer

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other K12 Inc. information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

May 8, 2009		By: /s/ John F. Baule
		Name:	John F. Baule
		Title:	Chief Operating Officer and Chief Financial Officer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press Release of K12 Inc. dated May 8, 2009